Exhibit 99.2

NYSE-A:CTGO
TSX-V:DV | NYSE-A:DVS

CONTANGO ORE
GOLD SILVER COPPER

DOLLY VARDEN SILVER CORP

MERGER TO CREATE A NEW NORTH AMERICAN HIGH-GRADE, MID-TIER SILVER & GOLD PRODUCER AND DEVELOPER

INVESTOR PRESENTATION

DECEMBER 2025

WWW.CONTANGOORE.COM
WWW.DOLLYVARDENSILVER.COM

DISCLAIMER LEGAL DISCLAIMER The information contained in this presentation furnished by or on behalf of Dolly Varden Silver Corporation (“Dolly Varden”) or Contango ORE, Inc. (“Contango”) has been prepared in respect of the proposed transaction described herein involving Dolly Varden and Contango (the “Transaction”) and does not purport to contain all of the information a recipient hereof may require about Dolly Varden, Contango or the Transaction. No federal, state, provincial or territorial securities commission of any jurisdiction has approved or disapproved of the securities or passed upon the adequacy of this presentation. Dolly Varden and Contango obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Certain market data information in this presentation is based on management’s estimates. While the parties believe these sources to be reliable, this information may prove to be inaccurate because of the method by which the parties obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. Statements contained in this presentation describing any studies, documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such studies, documents and agreements. FORWARD-LOOKING STATEMENTS AND INFORMATION This presentation contains certain forward-looking information and forward-looking statements within the meaning of applicable securities legislation and may include future-oriented financial information or financial outlook information (collectively, “Forward-looking Information”). Forward-looking Information is generally identified by the use of words like “will”, “create”, “enhance”, “improve”, “potential”, “expect”, “upside”, “growth”, “plan”, “estimate”, “intend”, “believe”, “budget”, “scheduled”, “forecast”, “anticipate”, “potential”, “base case” and similar expressions and phrases or statements that certain actions, events or results “will”, “may”, “might”, “occur”, “be achieved”, “could”, or “should”, or the negative connotation of such terms, are intended to identify Forward-looking Information. These include, but are not limited to, statements regarding Contango and Dolly Varden’s intent, or the beliefs or current expectations of the officers and directors of Contango and Dolly Varden for the issuer resulting from the Transaction (the “Resulting Issuer”) post-closing. Actual results and outcomes of the Transaction may vary materially from the amounts set out in any Forward-looking Information. Forward-looking Information may relate to: future outlook and anticipated events and the related risks, such as the consummation and timing of the Transaction; the strategic vision for the Resulting Issuer following the closing of the Transaction and expectations regarding exploration potential, production capabilities and future financial or operating performance of the Resulting Issuer post-closing, including investment returns and share price performance; production and cost guidance; changes in the gold or silver price; the potential valuation of the Resulting Issuer following the closing of the Transaction; the ownership interests of existing Contango and Dolly Varden shareholders in the Resulting Issuer; the expected name of the Resulting Issuer; the accuracy of the pro forma financial position and outlook of the Resulting Issuer following the closing of the Transaction; the composition and success of the new management team and the board of directors of the Resulting Issuer; the satisfaction of the conditions precedent to the Transaction; the timing of the shareholder meetings of Dolly Varden and Contango and the mailing of the Dolly Varden information circular and Contango proxy statement in connection therewith; the treatment of stock options and restricted share units of Dolly Varden in connection with the Transaction; the issuance and conversion of the exchangeable shares; the intention to apply to list the Resulting Issuer on the Toronto Stock Exchange following closing of the Transaction; the conversion of Mineral Resources and Mineral Reserves; the success of Dolly Varden and Contango in combining operations upon closing of the Transaction; the success, timing and costs of completing exploration, development and production activities at the combined projects of the Resulting Issuer; the production and operating capabilities, including expectations thereof, of the Manh Choh Gold Mine; the potential of the Resulting Issuer to meet industry targets, public profile and expectations; disclosure regarding possible events, conditions or financial performance that is based on assumptions about future economic conditions and courses of action; the financial impact that tariffs placed on Canada by the United States and risks related to retaliatory tariffs placed on the United States by Canada; permitting timelines and requirements; requirements for additional capital; environmental requirements; planned exploration and development of properties and the results thereof; planned expenditures and budgets and the execution thereof; future plans, projections, objectives, estimates and forecasts and the timing related thereto; and other risks described from time to time in Dolly Varden’s most recent recently filed continuous disclosure filings, including, but not limited to, its annual information form, financial statements and MD&A which are available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov/edgar, and in Contango’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”) (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein) which are available on EDGAR at www.sec.gov/edga

DISCLAIMER (CONT’D)Although Contango and Dolly Varden believe that the expectations reflected in the Forward-looking Information are reasonable, undue reliance should not be placed on Forward-looking Information since no assurance can be provided that such expectations will prove to be correct. Forward-looking Information is based on information available at the time those statements are made and/or good faith belief of the officers and directors of Contango and Dolly Varden as of that time with respect to future events and are subject to known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Dolly Varden, Contango or the Resulting Issuer to be materially different from any future results, performance, or achievements expressed or implied by the Forward-looking Information. In disclosing such information, management has made assumptions regarding, among other things: the accuracy of the estimation of mineral resources and mineral reserves; that exploration activities and studies will provide results that support anticipated development activities; results from production; that infrastructure anticipated to be developed or operated by third parties will be developed as currently anticipated; that laws, rules and regulations are fairly and impartially observed and enforced; and that the market prices for relevant commodities remain at levels that justify development. Forward-looking Information relates to, among other things, Dolly Varden’s, Contango’s and the Resulting Issuer’s corporate strategies, mineral resource estimates, mineral reserves, plans for productions and plans for further exploration and development, which will require additional funding. Forward-looking Information is designed to help readers understand Dolly Varden and Contango’s views as of that time with respect to future events and speak only as of the date they are made. Except as required by applicable law, Dolly Varden and Contango assume no obligation to update or to publicly announce the results of any change to any Forward-looking Information contained or incorporated by reference herein to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the Forward-looking Information. If either Dolly Varden or Contango updates the Forward-looking Information, no inference should be drawn that the either company will make additional updates with respect to those or other Forward-looking Information. All Forward-Looking Information contained in this presentation is expressly qualified in its entirety by this cautionary statement. SCIENTIFIC AND TECHNICAL INFORMATION OF CONTANGO The Feasibility Study (“FS”) referenced herein that relates to Peak Gold, LLC (“Peak Gold”), was prepared by Kinross Gold Corporation (“Kinross”), which controls the Manager of Peak Gold and holds 70% of its outstanding membership interests, in accordance with Canadian National Instrument 43-101—Standard of Disclosure for Mineral Projects (“NI 43-101”). Contango Ore, Inc. (“CORE” or “Contango”) owns the remaining 30% membership interest in Peak Gold, and must rely on Kinross and its affiliates for the FS and related information. Further, CORE is not subject to regulation by Canadian regulatory authorities and no Canadian regulatory authority has reviewed the FS or passed upon its accuracy or compliance with NI 43-101. The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” as used in the resource estimate, the FS and this presentation are Canadian mining terms as defined in accordance with NI 43-101. In the United States, mining disclosure is reported under sub-part 1300 of Regulation S-K (“S-K 1300”). Under S-K 1300, the SEC recognizes estimates of “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources”. In addition, the definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” are substantially similar to international standards. Under S-K 1300, an SEC registrant with material mining operations must disclose specified information in its SEC filings concerning mineral resources, in addition to mineral reserves, which have been determined on one or more of its properties. Such mineral resources and reserves are supported by a technical report summary (the “S-K 1300 Report”), which is dated and signed by a qualified person or persons, and identifies and summarizes the information reviewed and conclusions reached by each qualified person about the SEC registrant’s mineral resources or mineral reserves determined to be on each material property. CORE prepared an S-K 1300 Report (i) dated May 12, 2023, based on the FS, that presented mineral resource estimates and mineral reserve estimates for the Manh Choh project as of December 31, 2022 (the “Manh Choh S-K 1300 Report”), (ii) dated May 26, 2023, based on historical and recent drill hole assay information, that presented mineral resource estimates for the Lucky Shot project as of May 26, 2023 (the “Lucky Shot S-K 1300 Report”), (iii) dated May 6, 2025, based on historical and recent drill hole assay information, that presented mineral resource estimates for the Johnson Tract project as of April 6, 2022 (the “Johnson Tract S-K 1300 Report”). Investors are cautioned that while the S-K 1300 definitions are “substantially similar” to the NI 43-101 definitions, there are differences between the two. Accordingly, there is no assurance any mineral reserve or mineral resource estimates that Peak Gold may report as “probable mineral reserves”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under NI 43-101 would be the same had CORE prepared the mineral reserve or mineral resource estimates under S-K 1300. Further, U.S. investors are also cautioned that while the SEC recognizes “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under S-K 1300, investors should not assume that any part or all of the mineralization in these categories will ever be converted into a higher category of mineral resources or into mineral reserves. Mineralization that has been characterized as resources has a greater degree of uncertainty as to its existence and feasibility than mineralization that has been characterized as reserves. Accordingly, investors are cautioned not to assume that any measured mineral resources, indicated mineral resources or inferred mineral resources that CORE reports are or will be economically or legally mineable. For more detail regarding the FS, please see CORE’s press release dated May 26, 2023: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-projectin-alaska. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentati

DISCLAIMER (CONT’D) To view a copy of the Manh Choh S-K 1300 Report, see: https://www.sec.gov/Archives/edgar/data/1502377/000115752323000931/a53408787_ex961.htm. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. To view a copy of the Lucky Shot S-K 1300 Report, see: https://www.sec.gov/Archives/edgar/data/1502377/000115752323000976/a53418247ex96_1.htm. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. To view a copy of the Johnson Tract S-K 1300 Report, see: https://www.sec.gov/Archives/edgar/data/1502377/000119312525117458/d90137dex961.htm. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. SCIENTIFIC AND TECHNICAL INFORMATION OF DOLLY VARDEN The technical information in this presentation related to Dolly Varden has been reviewed and approved by Robert van Egmond, P.Geo. VP Exploration for Dolly Varden, who is considered, by virtue of his education, experience and professional association, a qualified person under NI 43-101. Mr. van Egmond is not considered independent for purposes of NI 43-101 as he is an employee of Dolly Varden. This presentation also contains references to estimates of mineral resources (as such term is defined in NI 43-101). The estimation of mineral resources is inherently uncertain and involves subjective judgments about many relevant factors. Mineral resources that are not mineral reserves do not have demonstrated economic viability. The accuracy of any such estimates is a function of the quantity and quality of available data, and of the assumptions made and judgments used in engineering and geological interpretation (including estimated future production from Dolly Varden’s projects, if any, the anticipated amounts and grades that will be mined and the estimated level of recovery that will be realized), which may prove to be unreliable and depend, to a certain extent, upon the analysis of drilling results and statistical inferences that ultimately may prove to be inaccurate. Some of the mineral resources at the Kitsault Valley Project are categorized as indicated and some as inferred mineral resources. Mineral resources that are not mineral reserves do not have demonstrated economic viability. Mineral resource estimates do not account for mineability, selectivity, mining loss and dilution. These mineral resource estimates include inferred mineral resources that are normally considered too speculative geologically to have economic considerations applied to them that would enable them to be categorized as mineral reserves. There is also no certainty that these inferred mineral resources will be converted to measured and indicated categories through further drilling, or into mineral reserves, once economic considerations are applied. Certain information in this presentation is based upon, and certain information is extracted directly from, an NI 43-101 compliant technical report prepared by Dolly Varden for the Kitsault Valley Project (the “Technical Report”), a copy of which is available under its SEDAR+ profile at www.sedarplus.ca. The Technical Report includes relevant information regarding the effective date and the assumptions, parameters and methods of the mineral resource estimates cited in this presentation, as well as information regarding data verification, exploration procedures and other matters relevant to the scientific and technical disclosure contained in this presentation in respect of the Kitsault Valley Project. You are encouraged to read the Technical Report in full and any information summarized or extracted therefrom in this presentation should not be read or relied upon out of context. All such technical information in this presentation is subject to the assumptions and qualifications contained in the Technical Report. Dolly Varden is not subject to the SEC’s mineral disclosure standards under S-K 1300. The Technical Report was not prepared in accordance with S-K 1300. A qualified person has not done sufficient work to classify the mineral resource estimates derived from the Technical Report and included in this presentation as current estimates of S-K 1300 mineral resources.

PRESENTERS Rick Van Nieuwenhuyse Shawn Khunkhun President, CEO & Director President, CEO & Director Contango Dolly Varden

TRANSACTION HIGHLIGHTS & STRATEGIC RATIONALE

CONTANGO ORE | DOLLY VARDEN SILVER CORP

COMPLEMENTARY ASSETS	▪ Creation of a North-American focused multi-stage silver and gold company, with an asset portfolio ranging from advanced-stage exploration to current production
WELL-FUNDED	▪ Over US$100 million combined cash on hand, only US$15 million in debt and annual cash flow from the producing high-grade Manh Choh gold mine in Alaska, operated in partnership with Kinross Gold Corporation
HIGH-GRADE PROJECTS	▪ Leverage to high-grade development of assets anchored by the Lucky Shot and Johnson Tract projects in Alaska, and the Kitsault Valley silver-gold project in British Columbia – all strategically located near existing infrastructure supporting a Direct Ship Ore ("DSO") approach
SHARED CAPEX STRATEGY	▪ Common development philosophy to pursue low-capex DSO projects that can be developed using existing processing facilities
EXPLORATION POTENTIAL	▪ Track-record of high-grade exploration success across the portfolio
ENHANCED CAPITAL MARKETS PROFILE	▪ The combined company's shareholders to benefit from greater critical mass with a combined market capitalization of approximately US$812 million (C$1.1 billion), as well as increased trading liquidity, index inclusion, research coverage and institutional ownership
INSIDER AND INSTITUTIONAL SUPPORT	▪ All directors and officers of Contango and Dolly Varden, as well as significant shareholders of both companies, have signed voting support agreements in favour of the Transaction, representing ~22% of the outstanding Contango shares and ~22% of the outstanding Dolly Varden shares
EXPANDED PRESENCE	▪ Listing on the NYSE American, and intention to apply to list on the Toronto Stock Exchange following closing of the Transaction

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KEY TERMS OF THE TRANSACTION

TRANSACTION	▪ Combination of Contango and Dolly Varden on a merger-of-equals basis pursuant to a court-approved plan of arrangement under the *Business Corporations Act* (British Columbia)
CONSIDERATION	▪ Dolly Varden shareholders to receive 0.1652 of a Contango share for each Dolly Varden share
IMPLIED VALUE	▪ Implies a FDITM equity value of US$812 million[1] for the pro forma entity
OWNERSHIP	▪ Existing Contango and Dolly Varden shareholders will each own approximately 50% of the outstanding common shares of combined company, on a fully diluted in-the-money basis
APPROVALS AND KEY CONDITIONS	▪ Approval of Dolly Varden shareholders (66 2/3% vote) ▪ Affirmative vote of a majority of the Contango shares present in person or by proxy and entitled to vote ▪ Customary regulatory, exchange and court approvals
LEADERSHIP AND GOVERNANCE	▪ CEO: Rick Van Nieuwenhuyse; President: Shawn Khunkhun; Executive Vice President and CFO: Mike Clark ▪ Board of directors of combined company to consist of 7 directors (4 Contango directors; 3 Dolly Varden directors)
VOTING SUPPORT AGREEMENTS	▪ Directors, officers and significant shareholders of Dolly Varden and Contango, who collectively hold ~22% and ~22% of each company's outstanding shares, respectively, have entered into VSAs to vote in favour of the Transaction
DEAL PROTECTION	▪ Reciprocal termination fee of US$15.0M payable by either Contango or Dolly Varden
RESULTING ISSUER	▪ Contango Silver & Gold Inc., trading under the ticker CTGO on the NYSE American and TSX upon closing
PROPOSED TIMING	▪ The Transaction is expected to close in late February or early March, 2026

1) As of December 5, 2025 market close

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COMPLEMENTARY HIGH-GRADE ASSET PORTFOLIO Asset Diversification, Increased Scale and Significant Exposure to Gold and Silver in Neighbouring Tier I Jurisdictions Resources & Grade Manh Choh1,2 Lucky Shot3 Johnson Tract4 Dolly Varden5 M&I (koz AuEq) 278 106 1,053 707 g/t (AuEq) 7.9 14.5 9.4 5.3 Inferred (koz AuEq)—25 108 1,310 g/t (AuEq)—9.5 4.8 6.0 Metals Mix Metals Mix Contango Dolly Varden 52% 19% 1% CTGO 2% DV 80% Gold 46% Gold Silver Silver Base Metals Base Metals 1) Effective date of December 31, 2024 – refer to Appendix slides 39 & 40 4) Effective date of May 12, 2025 – refer to Appendix slides 39 & 40 2) Shown on a 30% Contango ownership basis 5) Effective date of September 28, 2022—refer to Appendix slide 41 8 3) Effective date of May 26, 2023—refer to Appendix slides 39 & 40

MULTI-PHASE GROWTH PLATFORM SUPPORTED BY CASH FLOWS

CONTANGO ORE | DOLLY VARDEN SILVER CORP

Catalyst Rich Portfolio of Advanced Exploration-Stage Assets Supported by Cash Flows from Manh Choh Production

Advanced Exploration/Development → **Production**

Kitsault Valley ("KV")
- Assays pending from 56,131m drill program
- 85,000 ha of prospective land acquired in 2025
- New exploration targets for 2026

Johnson Tract ("JT")
- Goal: complete permitting in 2 years and production in 5 years
- Target FS with mine construction decision by 2028/2029

Lucky Shot ("LS")
- Fully permitted for mining
- 2-3 years to develop 400,000-500,000 GEO resource
- Identify potential processing facilities

Manh Choh free cash flow to fund portfolio development

Manh Choh ("MC")
- Fully permitted and producing gold
- Permits received in less than 2 years
- Exploration upside on 675,000 acres

Go-Forward Development Timeline

	2026	2027	2028	2029+
KV	50,000m drill program + baseline env. ☆ Q1-2026: Updated Resource	Advance PEA / IA + initiate permitting Target PEA / IA Study ☆	UG tunnel construction+ infill drilling	Construct site infrastructure + infill drilling
JT	Camp upgrades + initial construction Surface infrastructure permit (FAST 41)	UG tunnel construction + infill drilling	Complete road from Camp to Barge Target Feasibility Study / FID ☆	Mine decision; final permits issued Target Production ☆
LS	UG in-fill drilling program, consisting of 18,000m of total drilling	Infill drilling + technical studies Target Feasibility Study / FID ☆	☆ Target Production	
MC	Continued gold production 5,000m drill program	*Targeting 60koz p.a. GEO production* *Continued exploration initiatives*		

Contango Assets | Dolly Varden Assets

9

p.a. GEO production MC • 5,000m drill program Continued exploration initiatives Contango Assets Dolly Varden Assets 9 ENHANCED CAPITAL MARKETS PROFILE Dual Listing, Potential Index Re-Balancing, a Deep Institutional Share Registry and Increased Research Coverage to Drive Re-Rating Pro Forma Share Structure Dual Listing Upon Closing Pro Forma Ownership1,2 Combined Contango ORE Dolly Varden Company Standalone Standalone Pro Forma1 Basic Shares Outstanding 14,964,048 91,866,780 30,240,491 ITM Warrants (TSM) CTGO DV 527,870—527,870 50% 50% ITM Options (TSM)—1,305,533 215,674 Restricted Stock Units—605,636—Bolstered Liquidity and Exposure to U.S. FDITM Shares Outstanding (TSM) 15,491,918 93,777,949 30,984,035 and Canadian Capital Markets FDITM Market Cap. (C$M)2 $563 $608 $1,126 Current ETF Inclusion FDITM Market Cap. (US$M)2 $406 $439 $812 CTGO and DV traded a combined >US$1.1 billion of value in the last ✓ GDXJ ✓ SIL Cash (US$M)5,6 $98 $46 $145 12-month period Debt (US$M)3,6 $35—$35 ✓ SILJ ✓ Russell 2000 North American Gold Developer Peers – Market Cap. Analyst Coverage Pro Forma Shareholder Summary4 (US$ millions) $3,153 $2,665 $2,050 $1,720 Strategic: 13% $924 $812 Institutional: $609 $599 35% $523 $406 $406 Retail & HNW: 47% PPTA SKE SGD VZLA ODV PF DC TLG FVL CTGO DV 1) Based on an exchange ratio of 0.1652 CTGO shares issued per DV share 4) Capital IQ, SEDI and Bloomberg publicly disclosed data Management 2) On a fully diluted, in-the-money (ITM) treasury stock method (TSM) basis 5) Dolly Varden cash as of October 23, 2025 & Insiders: 6% 3) Includes CTGO convertible debt (convertible into 655,738 shares at US$30.50) 6) Contango debt and cash as of September 30, 2025 (adjusted for Oct. 2, 2025 repayment) 10

STRATEGICALLY POSITIONED AMID SECTOR SCARCITY The Merger Strategically Positions the Pro Forma Company Amid Scarcity of Multi-Stage, Mid-Tier North American Au-Ag Companies North America – Producers (Ag project in Mexico) CTGO + DV North America – North America – Ag-Focused Developers Au-Focused Developers +++ 11 Criteria: Production & Development Projects in Canada or the United States

TOP NORTH AMERICAN EXPLORER

CONTANGO ORE

DOLLY VARDEN SILVER CORP

Top-Performing Drilling Results Across CTGO and DV Assets

2024 Best Holes: North American Silver

Property Name	Reporting Company	State / Province	Reported Date	Hole ID	Interval (meters)	Interval Grade (g/t)	Grade x Interval
Hycroft	Hycroft Mining	Nevada	24-Oct-24	H24D-6010	18.20	1,987.35	36,170
Hercules	Hercules Metals	Idaho	28-Feb-24	HER-23-17	112.20	193.00	21,655
Homestake Silver	Dolly Varden	BC	16-Jan-24	HR23-416	93.95	213.00	20,011
Hycroft	Hycroft Mining	Nevada	09-Jan-24	H23C-5790	20.18	869.90	17,555
Hog Heaven	Ivanhoe Electric	Montana	05-Feb-24	HHD-007	348.00	40.48	14,087
Wolf Vein	Dolly Varden	BC	09-Sep-24	DV24-408	27.19	513.00	13,948
Hycroft	Hycroft Mining	Nevada	03-Oct-24	H24D-6001	124.40	102.59	12,762
Maestro	Quartz Mountain	BC	09-Apr-24	PR-23-02	351.00	36.00	12,636
Macmillan Pass	Fireweed Metals	Yukon	09-Jan-24	NB23-028	477.00	23.30	11,114
Ruby Hill	i-80 Gold	Nevada	17-Jan-24	iRH23-56	23.60	469.40	11,078
Atlanta	Nevada King Gold	Nevada	23-Sep-24	AT23NS-172	24.40	440.60	10,751
DeLamar	Integra Resources	Idaho	24-Jan-24	DH-DLM-23-MET22	41.45	257.43	10,670
Ruby Hill	i-80 Gold	Nevada	17-Jan-24	iRH23-54	32.00	332.90	10,653
Wolf Vein	Dolly Varden	BC	12-Aug-24	DV24-404	9.38	1,091.00	10,234
Hycroft	Hycroft Mining	Nevada	03-Oct-24	H24D-6002	100.92	100.65	10,158

2025 Best Holes to Date: North American Silver

Property Name	Reporting Company	State / Province	Reported Date	Hole ID	Interval (meters)	Interval Grade (g/t)	Grade x Interval
Hycroft	Hycroft Mining	Nevada	14-Jan-25	H24D-6018	21.20	2,359.68	50,025
Wolf Vein	Dolly Varden	BC	02-Sep-25	DV25-446	21.70	1,422.00	30,857
Maestro	Quartz Mountain	BC	24-Jun-25	PR23-02	435.00	30.00	13,050
Bayhorse	Bayhorse Silver	Oregon	07-Oct-25	BHS2025-12	10.60	1,104.00	11,702
Hycroft	Hycroft Mining	Nevada	30-Apr-25	H24D-6011	53.30	218.92	11,668
Haldane	Silver North	Yukon	17-Nov-25	HLD25-31	13.15	818.00	10,757
Maverick Springs	Sun Silver	Nevada	25-Jun-25	MR24-197	106.70	86.70	9,251
Hycroft	Hycroft Mining	Nevada	30-Apr-25	H24D-6020	28.80	320.70	9,236
Maverick Springs	Sun Silver	Nevada	25-Jun-25	MR24-199	102.10	84.50	8,627
Maverick Springs	Sun Silver	Nevada	25-Jun-25	MR127	114.30	73.00	8,344
Wolf Vein	Dolly Varden	BC	07-Jan-25	DV24-421	21.69	379.00	8,221
Tombstone	Aztec Minerals	Arizona	28-Jan-25	TR24-16	106.40	76.23	8,111
Hycroft	Hycroft Mining	Nevada	31-Jul-25	H23C-5790	0.30	26,745.00	8,024
Maverick Springs	Sun Silver	Nevada	20-Nov-25	MR25-250	102.14	72.40	7,395
Maestro	Quartz Mountain	BC	24-Jun-05	PR25-03	603.40	12.00	7,241
Wolf Vein	Dolly Varden	BC	07-Jan-25	DV24-405	42.36	131.00	5,549
Hycroft	Hycroft Mining	Nevada	30-Apr-25	H24D-6012	50.70	101.82	5,162

Dolly Varden

- **3rd best silver** grade x thickness interval in 2024 (3 of the best 15 holes)
- **2nd best silver** grade x thickness interval in 2025 with recent 22m of 1,422 g/t in a step out at the Wolf Vein
- **12th best gold** grade x thickness interval in 2024 at Homestake Ridge

Contango

- **2nd best** gold grade x thickness interval in 2024 (Johnson Tract)

2024 Best Holes: North American Gold

Property Name	Reporting Company	State / Province	Reported Date	Hole ID	Interval (meters)	Interval Grade (g/t)	Grade x Interval
Queensway	New Found Gold	NFLD	11-Nov-24	NFGC-21-182	10.00	219.43	2,194
Johnson Tract	Contango Ore	Alaska	21-Nov-24	GT24-008	223.50	8.89	1,987
Queensway	New Found Gold	NFLD	02-Dec-24	KM-24-01-64	4.05	455.33	1,844
Queensway	New Found Gold	NFLD	23-Sep-24	KM-24-01-17	5.10	300.36	1,532
Arthur	Altius Minerals	Nevada	08-Aug-24	AMC_08.08.2024	144.50	10.53	1,522
Great Bear	Kinross Gold	Ontario	14-Feb-24	BR-843AC1A	15.40	89.14	1,373
O'Brien	Radisson Mining	Quebec	30-Dec-24	OB-24-347	2.10	643.10	1,351
Atlanta	Nevada King Gold	Nevada	06-Feb-24	AT23WS-44	108.20	11.64	1,259
Rogue	Snowline Gold	Yukon	07-Aug-24	V-24-075	471.60	2.38	1,122
Queensway	New Found Gold	NFLD	23-Sep-24	KM-24-01-12	5.21	214.97	1,120
Queensway	New Found Gold	NFLD	02-Dec-24	KM-24-01-53	6.95	147.98	1,028
Homestake Ridge	Dolly Varden	BC	12-Feb-24	HR23-389	66.50	15.26	1,015
Rogue	Snowline Gold	Yukon	10-Sep-24	V-24-078	244.90	4.05	992
Arthur	Orogen Royalties	Nevada	26-Aug-24	MER-23-243-RD	161.6	5.85	945
Queensway	New Found Gold	NFLD	2-Dec-24	KM-24-01-56	2.85	330.71	943

Source: S&P Global Market Intelligence Metals & Mining Drill Hole Database.
Criteria: Exploration & Development Projects in Canada or the United States.

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COMBINED COMPANY LEADERSHIP TEAM

CONTANGO ORE | DOLLY VARDEN SILVER CORP

Proven Leadership Team with a Demonstrated Track Record of Value Creation in the North American Mining Sector



Rick Van Nieuwenhuyse
CEO & Director
40+ years of experience in the mining industry. He previously served as President and CEO of Trilogy Metals and founded NOVAGOLD where he served as President and CEO.



Shawn Khunkhun
President & Director
20+ years of experience in capital markets and mineral exploration, development and production. Founder and Director of Gold X2 and Gladiator Metals. Partner at the Fiore Group.



Michael Clark
CFO
20+ years of experience in corporate finance and financial reporting. He has served as CFO of Alexco Resources, Goldgroup Mining and Grosso Group.

Board of Directors

Contango



Clynt Nauman
Chairman of Board & Director
45+ years of experience in mining industry. Served as Chairman and CEO of Alexco Resource, President and Director of Viceroy Gold, Director of NOVAGOLD and Director of Spectrum Gold.



Brad Juneau
Director
Co-founder of Contango and previously served as President, CEO and Director from August 2012 to January 2020. He has served as Chairman of the Board for Contango since April 2013.



Mike Cinnamond
Director
25+ years of experience in the mining sector, bringing significant industry and financial knowledge. He has served as the Senior Vice President and CFO of B2Gold since April 2014.



Rick Van Nieuwenhuyse
CEO & Director
40+ years of experience in the mining industry. He previously served as President and CEO of Trilogy Metals and founded NOVAGOLD where he served as President and CEO.

Dolly Varden



Darren Devine
Director
Principal of CDM Capital Partners, a corporate advisory firm and acts as a director to junior companies in the natural resource sector. Completed transactions including Centric Energy's sale of Eastern African assets to Africa Oil.



Tim Clark
Director
23+ years of experience in capital markets, corporate strategy and financial analysis for corporations within the commodities and mining sectors. Currently serves as the CEO and Director of Fury Gold Mines.



Shawn Khunkhun
President & Director
20+ years of experience in capital markets and mineral exploration, development and production. Founder and Director of Gold X2 and Gladiator Metals. Partner at the Fiore Group.

13

COMBINED COMPANY PORTFOLIO OVERVIEW

ALASKAN FOCUSED PORTFOLIO

EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO)

MANH CHOH MINE (30%)[1]

- Production started Q3 2024
- M&I 278 koz resource with exploration upside
- ~60,000 GEO in 2025 (70% hedge and 30% spot)[2,3]
- LOM = 37% hedge and 63% spot
- Est. 2025 annual production of ~60,000 GEO[2,3]
  - ➔ +$100M (at $3,200/oz)
- ~ $450M LOM[3,4] free cash flow (at $3,200/oz)

LUCKY SHOT MINE (100%)[1]

- M&I: 106 koz at 14.5 g/t Au; Inf: 25 koz at 9.5 g/t Au
- Fully permitted for mining & on road/rail system
- 2-3 yrs to complete drilling and develop 400,000-500,000 GEO
- Target 30,000 – 40,000 GEO annual production
- Identify potential processing facilities

JOHNSON TRACT PROJECT (100%)[1]

- M&I: 1,053 koz at 9.4 g/t Au; Inf: 108 koz at 4.8 g/t Au
- Gold-Silver-Copper-Zinc-Lead
- FAST-41 project dashboard - complete permitting and be in production by 2030
- Targeting 100,000 GEO annual production
- Initial Assessment released May 2025[5]
  - Post Tax NPV_5 = $224.5M and 30.2% IRR
  - 7-year LOM with 1.3 year discounted payback period



FAIRBANKS
ANCHORAGE
FORT KNOX MILL
(Kinross)
Production
Advanced Stage Exploration (Resources)
Early-Stage Exploration

1. Reserve and Resource Table can be found in the Appendix
2. GEO = Gold Equivalent Ounces
3. See news release dated November 29, 2024 "Contango Reaffirms and Updates 2025 Manh Choh Guidance" and March 31, 2025 "Contango Announces $24 Million Cash Distribution"
4. LOM = Life of Mine; 5. See new released dated May 5, 2025 "Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project "

15

WHAT IS THE DIRECT SHIPPING ORE (DSO) APPROACH? Drill & Muck at Load & Weigh at Mine Site Mine Site Transport via Rail/Road/Barge • Ore mined underground • Containers loaded and weighed at • Ore containers are transferred to Rail/Barge • Loaded into covered/sealed mine site • Transported to off-site milling facility containers at the mine site • Ore containers loaded onto trucks • Small environmental footprint • Covered/sealed containers prevent “fugitive dust” NO TAILINGS FACILITY NO MILL DSO approach eliminates the need for onsite processing and tailings storage. This drastically reduces the onsite environmental footprint, reduces permitting risk and lowers upfront capital cost. 16

CONTANGO'S 5 YEAR DEVELOPMENT PIPELINE ➔ +3X GROWTH PROFILE

CONTANGO ORE | DOLLY VARDEN SILVER CORP

Fully Funded to Execute Fastest Gold Producing Growth Profile in the Industry

2024 – 2025	2025 – 2–3 Yrs	2–3 Yrs	
First gold pour from Manh Choh: +42,000 GEO produced in 2024	• Manh Choh 60,000oz annual production • Definition resource drilling at Lucky Shot • Road and portal development at Johnson Tract	• Lucky Shot online: target ~30,000 to 40,000 GEO annually • UG development, resource definition, FS at Johnson Tract	All 3 projects in production
+42,000 GEO	**~60,000 GEO[1]**	**100,000 GEO**	**200,000 GEO**

MANH CHOH



- ✓ Fully permitted and producing gold
- ✓ Permits received in less than 2 years
- ✓ Built on time and on budget
- ✓ First gold pour on July 8, 2024
- ✓ 2025 ~60,000 oz annual production[1]
- ✓ LOM ~60,000 oz annual production
- ✓ LOM $1400 AISC

LUCKY SHOT



- ✓ Fully permitted for mining
- ✓ 110,000 oz at 14.5 g/t GEO
- ✓ 2-3 years to develop 400,000-500,000 GEO resource
- ✓ Plan to start with 30,000-40,000 GEO production
- ✓ Identify potential processing facilities

JOHNSON TRACT



- ✓ Established 1.1M oz resource at 9.4 g/t GEO
- ✓ Permit to build road from camp to portal site received August 2024
- ✓ Initial Assessment released May 2025[2]
  - ✓ Post Tax NPV_5 = $224.5M and 30.2% IRR
  - ✓ 7-year LOM with 1.3 year payback
- ✓ Target for FS with mine construction decision by 2028/2029

1. See news release dated November 29, 2024 "Contango Reaffirms and Updates 2025 Manh Choh Guidance"
2. See new released dated May 5, 2025 "Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project "

17

CORNERSTONE IN THE GOLDEN TRIANGLE, BC 18

KITSAULT VALLEY PROJECT HOMESTAKE KITSAULT VALLEY PROJECT WOLF VEIN 19

TORBRIT, KITSOL and DOLLY VARDEN SILVER

CONTANGO ORE

DOLLY VARDEN SILVER CORP

DV18-163: **419 g/t Ag**, 0.28%Pb, 0.14% Zn over 65.3m true width incl. 16m at 1,240 g/t Ag Torbrit Main and North Discovery

DV22-283: **50.18m** (~30.0m true width) averaging **414 g/t Ag**
incl. **7.15m** (4.29m true width) averaging **646 g/t Ag Kitsol**

DV20-211: 351 g/t Ag over 12.75 m
incl. 1,083 g/t Ag over 2.70 m Torbrit East Expansion

DV20-217: 302 g/t Ag over 31.95 m
incl. 642 g/t Ag over 4.00 m Torbrit Infill





DV22-283
DV20-217
DV18-163
DV20-211
KITSOL
TORBRIT

20

SUMMARY Merger of Equals Increases Scale and Benefits to All Shareholders Complementary Creation of a mid-tier North American silver-gold company Assets Non-Dilutive Exposure to cash flow from the producing high-grade Manh Choh Gold Mine Funding High-Grade Leverage to a continuum of high-grade advanced exploration and development assets Projects Exploration Track-record of high-grade exploration success across a half million hectare portfolio Potential Enhanced CapitalGreater scale, liquidity, index inclusion, research coverage and institutional ownership Markets Profile 21

MERGER TO CREATE A NEW NORTH AMERICAN HIGH -GRADE, MID-TIER SILVER & GOLD PRODUCER AND DEVELOPER Q&A

APPENDIX

TIMELINE OF THE MERGER Plan of Arrangement Transaction Anticipated to Close in Q1 2026 DECEMBER JANUARY FEBRUARY—MARCH ✓ Merger ✓ Record Date ✓ Shareholder Votes Announcement ✓ Interim Court ✓ Final Court Order Order Hearing Approving Merger ✓ Mail Special ✓ Anticipated Closing Meeting Materials 2025 2026 2025 24

MANH CHOH – A DSO SUCCESS

- Manh Choh to Fort Knox → 240 mi
- Kinross is operator (70% owner)
- On schedule and on budget
- State and Federal permits received within 18 months
- Construction and Ramp Up completed in 2 years
- First gold pour in July 2024
- Contract mining & trucking

YTD 2025 RESULTS & LOM GUIDANCE

- ~52,000 oz of gold produced year to date
- ~50,000 oz of silver produced year to date
- $87 million cash distribution to Contango
- AISC = $1,505 per oz sold

Contango Production Guidance (30% basis)			***Units***
Gold Production (30% Basis)		~60,000	oz
2025 AISC	$	1,625	per oz sold
LOM AISC	$	1,400	per oz sold
Cumulative Cash for 2025 (approximate)		$100,000,000	at $3,200 gold
LOM Cumulative Cash (approximate)		$450,000,000	at $3,200 gold
Remaining Hedge Balance - End of Q4 2025		~42,800	oz



25

MANH CHOH MINE CTGO SUCCESS OF DSO APPROACH DSO CRITERIA • High-grade resources • Gold, Silver, Copper focus • Near Infrastructure • Road • Rail • Water • Simple permitting from a mining perspective • Private and State lands 2024 • Minimal water and wetlands impact 2023 Ore stockpiled at Manh Choh and • Simple mining/processing Fort Knox; first gold pour in July 2024! 2022 Operating permits received; construction completed with groundbreaking ceremony in August; ore transport Construction decision & road started in November 2020/2021 construction, mill modifications, JV with Kinross, Community Outreach, campus renovation; 404 Wetlands PFS/FS, permit applications submitted Permit received FEDERAL PERMITS 1 YR CONSTRUCTION AND RAMP UP 2 YRS Manh Choh deposit before mining 26

WOLF VEIN 1,422 g/t Silver over 21.70m, including 10,700 g/t Silver over 1.00m at Wolf Vein 27

HOMESTAKE SILVER RESULTS 26.74 g/t Gold over 14.76 meters, including 122 g/t Gold over 2.85 meters at Homestake Silver Deposit Homestake Silver NQ drill core from hole HR25-469 of a sample interval grading 91 g/t Au over 0.63 meters compared to a slab with similar gold grade from the 320 level at Ascot Resources Ltd.’s Premier Mine near Stewart, BC. Similar Mineralogy both hosted in multi phase vein and vein breccias with strong pyrite, chalcopyrite, galena, sphalerite and visible gold 28

ALASKAN FOCUSED PORTFOLIO

EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO)

MANH CHOH MINE (30%)[1]

- Production started Q3 2024
- M&I 278 koz resource with exploration upside
- ~60,000 GEO in 2025 (70% hedge and 30% spot)[2,3]
- LOM = 37% hedge and 63% spot
- Est. 2025 annual production of ~60,000 GEO[2,3]
  - ➔ ~$100M (at $3,200/oz)
- ~ $450M LOM[3,4] free cash flow (at $3,200/oz)

LUCKY SHOT MINE (100%)[1]

- M&I: 106 koz at 14.5 g/t Au; Inf: 25 koz at 9.5 g/t Au
- Fully permitted for mining & on road/rail system
- 2-3 yrs to complete drilling and develop 400,000-500,000 GEO
- Target 30,000 – 40,000 GEO annual production
- Identify potential processing facilities

JOHNSON TRACT PROJECT (100%)[1]

- M&I: 1,053 koz at 9.4 g/t Au; Inf: 108 koz at 4.8 g/t Au
- Gold-Silver-Copper-Zinc-Lead
- Goal: complete permitting in 2 yrs and production in 5 yrs
- Targeting 100,000 GEO annual production
- Initial Assessment released May 2025[5]
  - Post Tax NPV_5 = $224.5M and 30.2% IRR
  - 7-year LOM with 1.3 year discounted payback period



FAIRBANKS
ANCHORAGE
FORT KNOX MILL
(Kinross)
Production
Advanced Stage Exploration (Reserves/Resources)
Early-Stage Exploration

1. Reserve and Resource Table can be found in the Appendix
2. GEO = Gold Equivalent Ounces
3. See news release dated November 29, 2024 "Contango Reaffirms and Updates 2025 Manh Choh Guidance" and March 31, 2025 "Contango Announces $24 Million Cash Distribution"
4. LOM = Life of Mine; 5. See new released dated May 5, 2025 "Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project "

29

LUCKY SHOT – OUR NEXT DSO PROJECT

FOCUSED ON RESOURCE EXPANSION OVER THE NEXT 2-3 YEARS



Looking NNE
Coleman Adit
Enserch Tunnel
Lucky Shot
"500" Adit
War Baby Adit

Coleman Segment of Lucky Shot Vein

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	190,092	15.6	95,036
TOTAL	190,092	15.6	95,036
Inferred	74,265	9.9	23,642

Lucky Shot Segment of Lucky Shot Vein

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	36,871	8.9	10,584
TOTAL	36,871	8.9	10,584
Inferred	7,793	5.9	1,468

Combined Segments of Lucky Shot Vein Resources

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	226,963	14.5	105,620
TOTAL	226,963	14.5	105,620
Inferred	82,058	9.5	25,110

Coleman and Lucky Shot Resources Tables[1] Please see S-K 1300 Technical Report Summary on the Lucky Shot Project Alaska, USA https://www.contangoore.com/investors/overview

Note 1: Measured, Indicated and Inferred mineral resource classification are assigned according to CIM Definition Standards. Mineral resources, which are not mineral reserves, do not demonstrate economic viability and there is no guarantee that mineral resources will be converted to mineral reserves. This mineral resource estimate was prepared by Sims Resources LLC based on data and information available and has an effective date of May 26, 2023. The Measured, Indicated and Inferred mineral resources are reported using the following parameters: undiluted gold grades; long term gold price of $US1,600 per ounce; reported as contained within a 3.0 g/t Gold underground shapes and applying a 3.0 meter minimum width at a 4.3 g/t gold cutoff grade ("COG").

CONTANGO ORE | DOLLY VARDEN SILVER CORP

DEVELOPMENT

- Historically producing district:
  - ➢ 250,000 ozs averaging 40 g/t Au
- Mesothermal quartz vein with free gold
- +1 mi (1.6 km) strike length
- Contango controls entire district
- Underground is fully refurbished with new development constructed in 2023
- Identify potential processing facilities



LUCKY SHOT

30

LUCKY SHOT – OUR NEXT DSO PROJECT POTENTIAL OF 400,000 to 500,000 GEO FEASIBILITY UNDERWAY • Planned 15,000m in-fill drill program for resource definition OBJECTIVES: • Define high-grade “ore shoots” • Delineate 400,000 to 500,000 GEO • Collect data for detailed mine plan • Targeting 30,000 to 40,000 initial production LUCKY SHOT 31

LUCKY SHOT – WILLOW CREEK DISTRICT SCALE OPPORTUNITY DEVELOPMENT • Historic High-Grade Gold Mining District • Initial Discoveries 1890’s • 20+ Historic Mines and Prospects • Relatively “unmined” since 1942 • Mesothermal, shear hosted quartz +Auveins Lucky Shot ore with visible gold Coleman LUCKY SHOT 32

ALASKAN FOCUSED PORTFOLIO

EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO)

MANH CHOH MINE (30%)[1]

- Production started Q3 2024
- M&I 278 koz resource with exploration upside
- ~60,000 GEO in 2025 (70% hedge and 30% spot) [2,3]
- LOM = 37% hedge and 63% spot
- Est. 2025 annual production of ~60,000 GEO[2,3]
  ➔ ~$100M (at $3,200/oz)
- ~ $450M LOM[3,4] free cash flow (at $3,200/oz)

LUCKY SHOT MINE (100%) [1]

- M&I: 106 koz at 14.5 g/t Au; Inf: 25 koz at 9.5 g/t Au
- Fully permitted for mining & on road/rail system
- 2-3 yrs to complete drilling and develop 400,000-500,000 GEO
- Target 30,000 – 40,000 GEO annual production
- Identify potential processing facilities

JOHNSON TRACT PROJECT (100%) [1]

- M&I: 1,053 koz at 9.4 g/t Au; Inf: 108 koz at 4.8 g/t Au
- Gold-Silver-Copper-Zinc-Lead
- Goal: complete permitting in 2 yrs and production in 5 yrs
- Targeting 100,000 GEO annual production
- Initial Assessment released May 2025[5]
  - Post Tax NPV_5 = $224.5M and 30.2% IRR
  - 7-year LOM with 1.3 year discounted payback period



FAIRBANKS
ANCHORAGE
FORT KNOX MILL
(Kinross)
Production
Advanced Stage Exploration (Reserves/Resources)
Early-Stage Exploration

1. Reserve and Resource Table can be found in the Appendix
2. GEO = Gold Equivalent Ounces
3. See news release dated November 29, 2024 "Contango Reaffirms and Updates 2025 Manh Choh Guidance" and March 31, 2025 "Contango Announces $24 Million Cash Distribution"
4. LOM = Life of Mine; 5. See new released dated May 5, 2025 "Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project "

33

JOHNSON TRACT PRIVATE SURFACE RIGHTS (CIRI OWNERSHIP) WIDE FLAT VALLEY WITH MINIMAL WETLANDS PERMITTING/DEVELOPMENT • Valley is well suited for infrastructure • 50-man camp • 290 DDH: +83,000m drilled • 2024 Program Focused On: • Infill drilling at resource • Hydrological testing • Geotechnical testing • Metallurgical testing • 404 Wetlands permit issued for Road to Portal site in August 2024 • Johnson Tract Project accepted into the FAST-41 program on Dec 2, 2025 and officially on the Project Dashboard JOHNSON TRACT 34

JOHNSON TRACT ROBUST GRADES WITH THICK INTERCEPTS; GREAT METALLURGY & IDEAL FOR UNDERGOUND MINING METHODS Selected Drill Intercepts Vein Styles Thick (40m true width & high-grade) True width 10x thicker than high-grade peers Amenable to low-cost underground mining 35 35

JOHNSON TRACT PLAN VIEW ATTRACTIVE ATTRIBUTES FOR UNDERGROUND MINING ROBUST GRADES AND 40m TRUE WIDTHS (G/T) JOHNSON TRACT LOOKING NORTHWEST DEPOSIT JT BLOCK MODEL NORTH 36 36

JOHNSON TRACT INITIAL ASSESSMENT

ROBUST ECONOMICS WITH 1.3 YEAR PAYBACK

CONTANGO ORE | DOLLY VARDEN SILVER CORP



Legend
Footwall
Hangingwall
Orebody
Fault
50m from Topo
Development in HW
Orebody
Dacite Fault ±5m
Plunge +01
Azimuth 043
0 25 50 75 100

JOHNSON TRACT INITIAL ASSESSMENT[1]

- Pre-Tax net present value discounted at 5% (NPV_5) of USD $359.0 million
- Pre-Tax Internal Rate of Return (IRR) of 37.4%
- Post-Tax NPV_5 of USD $224.5 million with a post-tax IRR of 30.2% at the base-case $2,200/oz Au
- 7-year LOM
- LOM annual average production of 102,258 GEO at 7.58g/t GEO
- Initial Capital costs of $213.6 million, including $36 million in contingency
- Sustaining Capital costs of USD $61.3 million, including $12.3 million in contingency
- AISC estimated at $860 per GEO sold
- Discounted payback period 1.3 years

POST TAX NPV_5 GOLD PRICE SENSITIVITY

Sensitivity	$2,000 Au	$2,200 Au	$3,000 Au	$4,000 Au
Post-Tax NPV_5 (USD M)	$181.0	$224.5	$398.2	$615.4

[1] See Contango's SK1300 Johnson Tract Technical Report Press Release dated May 6, 2025; Initial capex reflects the Initial Assessment study reported in "Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project " Press Release and Initial Assessment dated May 6, 2025 and to be filed on or before May 12, 2025; "GEO" refers to Gold Equivalent Ounces. The information contained in, or otherwise accessible through, the link is not part of, and is not incorporated by reference into this investor presentation.

37

CONTANGO'S RESERVES AND RESOURCES

CONTANGO OWNED RESERVES

PROJECT	CLASSIFICATION	TONNES (000)	Au Grade (g/t)	Au Ounces (000)	Ag Grade (g/t)	Ag Ounces (000)	Cu (%)	Cu (M Lb)	Pb (%)	Pb (M Lb)	Zn (%)	Zn (M Lb)	AuEq (g/t)	AuEq Ounces (000)
Manh Choh	Proven	132	6.4	27	9.9	42								28
	Probable	862	7.7	212	14.2	393								217
	Sub-Total	**993**	**14.1**	**239**	**24.1**	**435**								**245**
	TOTAL	**993**	**14.1**	**239**	**24.1**	**435**								**245**

CONTANGO OWNED RESOURCES

PROJECT	CLASSIFICATION	TONNES (000)	Au Grade (g/t)	Au Ounces (000)	Ag Grade (g/t)	Ag Ounces (000)	Cu (%)	Cu (M Lb)	Pb (%)	Pb (M Lb)	Zn (%)	Zn (M Lb)	AuEq (g/t)	AuEq Ounces (000)
Manh Choh	Measured	-	-	-	-	-								
	Indicated	110	2.7	33	10.4	37								33
	Sub-total	**110**	**2.7**	**33**	**10.4**	**37**								**33**
Lucky Shot	Measured	-	-	-										
	Indicated	227	14.5	106										106
	Sub-total	**227**	**14.5**	**106**										**106**
Johnson Tract	Measured	-	-	-	-	-	-	-	-	-	-	-	-	-
	Indicated	3,489	5.3	598	6.0	673	0.56	43.1	0.67	51.5	5.21	400.8	9.39	1,053
	Sub-total	**3,489**	**5.3**	**598**	**6.0**	**673**	0.56	43.1	0.67	51.5	5.21	400.8	9.39	**1,053**
	TOTAL METAL			**737**		**710**		**43.1**		**51.5**		**400.8**		
	Total AuEQ													1,790

CONTINUED ON NEXT PAGE

Notes: Manh Choh Reserves

1. Published from Contango 10K. Reserves current as of 31 December 2024.
2. The definitions for Mineral Resource in S-K 1300 were followed for Mineral Resources.
3. Mineral Reserves were estimated at long term prices of $2,000/oz Au and $25/oz Ag.
4. Mineral Reserves are reported at economic cut-off that varies by process cost and metallurgical recovery, approximately equivalent to 2.5 g/t Au.
5. Mineral Reserve estimates incorporate dilution built in during the re-blocking process and assume 100% mining recovery.
6. Mineral Reserves are reported in dry metric tonnes.
7. Numbers may not add due to rounding.
8. Mineral Reserves reported on 30% Contango Ore ownership basis.

Notes: Manh Choh Resources

1. Published from 12MAY23 TRS The Manh Choh Project, Alaska, USA
2. The definitions for Mineral Resource in S-K 1300 were followed for Mineral Resources.
3. Mineral Resources are reported **EXCLUSIVE** of Mineral Reserves.
4. Mineral Resources were estimated at long term prices of $1,600/oz Au and $22/oz Ag.
5. Mineral Resources are reported using un-diluted Au and Ag grades.
6. Mineral Resources are reported within constraining pit shells.
7. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability.
8. Mineral Resources are reported in dry metric tonnes.
9. Numbers may not add due to rounding.
10. Mineral Resources are reported on a 30% Contango Ore ownership.

38

CONTANGO'S RESERVES AND RESOURCES

PROJECT	CLASSIFICATION	TONNES (000)	Au Grade (g/t)	Au Ounces (000)	Ag Grade (g/t)	Ag Ounces (000)	Cu (%)	Cu (M Lb)	Pb (%)	Pb (M Lb)	Zn (%)	Zn (M Lb)	AuEq (g/t)	AuEq Ounces (000)
Manh Choh	Inferred	-	3.2	-	9.2	-								
Lucky Shot	Inferred	82	9.5	25										
Johnson Tract	Inferred	706	1.4	31	9.1	207	0.59	9.2	0.3	4.7	4.18	65.1	4.76	108

Notes: Lucky Shot Resources
1. Mineral Resources were estimated as of 26 MAY 23 under definitions for Mineral Resources in S-K1300. See TRS Lucky shot Project Alaska, USA.
2. Mineral resources are estimated using long term prices of US$1,600/oz Au price.
3. 3.0 g/t AuEq Cut-off
4. Mineral resources are reported using un-diluted Au grades.
5. Mineral resources are reported as contained within 3.0 g/t Au underground shapes applying a 3.0m min. width at a 4.3 g/t COG.
6. Mineral resources that are not mineral reserves do not have demonstrated economic viability. There are no mineral reserves for the Lucky Shot Project.
7. Mineral resources are reported in dry metric tonnes.
8. Numbers may not add due to rounding.
9. Mineral resources are reported on a 100% ownership basis

Notes: Johnson Tract Resources
1. Mineral Resources were estimates as of 12 MAY 25 under definitions for Mineral Resources in S-K1300. See Updated Mineral Resource estimate and S-K 1300 SEC Technical Report for Johnson Tract project, Alaska.
2. Assumed metal prices are US$1650/oz for gold (Au), US$20/oz for silver (Ag), US$3.50/lb. copper (Cu), US$1/lb. lead (Pb), and US$1.50/lb. for zinc (Zn)
3. Gold Equivalent ("AuEq") is based on assumed metal prices and payable metal recoveries of 97% for Au, 85% for Ag, 85% Cu, 72% Pb and 92% Zn from metallurgical test work completed in 2022.
4. 3.0 g/t AuEq Cut-off
5. AuEq equals = Au g/t + Ag g/t × 0.01 + Cu% × 1.27 + Pb% × 0.31 + Zn% × 0.59
6. An average bulk density value of 2.84 used as determined by conventional analytical methods for assay samples
7. Capping applied to assays to restrict the impact of high-grade outliers
8. Preliminary underground constrains were applied, including the elimination of isolated or scattered blocks above cut-off grade to define the "reasonable prospects of eventual economic extraction" for the Mineral Resource Estimate
9. Mineral resources as reported are undiluted
10. Mineral resource tonnages have been rounded to reflect the precision of the estimate
11. Readers are cautioned that mineral resources that are not mineral reserves do not have demonstrated economic viability

39

DOLLY VARDEN'S RESOURCES

CONTANGO ORE DOLLY VARDEN SILVER CORP

Category	Property	Cut-Off	Tonnes	Ag (g/t)	Ag oz	Au (g/t)	Au (oz)
Indicated	Dolly Varden	150 g/t Ag	3,417,000	299.8	32,931,000		
	Homestake Ridge	2.0 g/t AuEq	736,000	74.8	1,800,000	7.02	165,993
Total					*34,731,000*		*165,993*
Inferred	Dolly Varden	150 g/t Ag	1,285,300	277.0	11,447,000		
	Homestake Ridge	2.0 g/t AuEq	5,545,000	100.0	17,830,000	4.58	816,719
Total					*29,277,000*		*816,719*

Notes: Dolly Varden Resources

1. Mineral resources are not mineral reserves, as they do not have demonstrated economic viability although, as per Canadian Institute of Mining, Metallurgy and Petroleum ("CIM") requirements, the mineral resources reported above have been determined to have demonstrated reasonable prospects for eventual economic extraction.
2. The mineral resources were estimated in accordance with the CIM Standards on Mineral Resources and Reserves, Definitions (2014) and Best Practices Guidelines (2019) prepared by the CIM Standing Committee on Reserve Definitions and adopted by the CIM Council.
3. The resources reported above are derived from the Technical Report on The Combined Kitsault Valley Project, British Columbia, Canada dated effective September 28, 2022 and authored by Andrew J. Turner, B.Sc., P.Geol., of APEX Geoscience Ltd.. The effective date of the report is September 28, 2022. ("Kitsault Valley Project Technical Report")
4. The cut-off grade for the Homestake claim block mineral resources is 2.0 g/t AuEq, which was determined using average block grade values within the estimation domains and a Au price of $1,300 per troy ounce ("per tr oz"), a Ag price of US$20.00/tr oz and a Cu price of US$2.50/pound, and mill recoveries of 92% for Au, 88% from Ag and 87.5% for Cu and combined mining, milling, and general and administrative costs of approximately US$109/ton.
5. The cut-off grade for the Dolly Varden claim block mineral resource is 150 g/t Ag, which was determined using a Ag price of US$20.00/tr oz, a recovery of 90% and combined mining, milling, and general and administrative costs of US$80/ton and was supported by comparison to similar projects.
6. Sufficient sample density data existed to allow for estimation of block density within the estimation domains of the Homestake Main, Homestake Silver and Homestake Reef zones, which ranged from 2.69 metric ton per cubic metre ("t/m3") to 3.03 t/m3.
7. Bulk density values ranging from 2.79 t/m3 to 3.10 t/m3 were assigned to individual estimation domains based on available SG measurements for the DV, TB, NS and WF deposits.
8. Differences may occur in totals due to rounding.

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